Exhibit 99.3
CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
REVENUES:
Minimum rents	$167,450	$180,092	$680,801	$677,809
Percentage rents	8,407	8,812	17,209	17,436
Other rents	8,783	9,350	22,576	22,671
Tenant reimbursements	73,850	78,781	304,956	309,592
Management, development and leasing fees	2,121	1,740	6,935	6,416
Other	8,491	7,436	34,863	29,258
Total revenues	269,102	286,211	1,067,340	1,063,182

OPERATING EXPENSES:
Property operating	38,451	37,530	154,047	149,021
Depreciation and amortization	64,583	73,983	275,261	284,072
Real estate taxes	20,737	23,173	93,857	96,621
Maintenance and repairs	13,168	15,088	57,098	56,469
General and administrative	11,618	11,493	44,751	43,383
Loss on impairment of real estate	—	14,805	55,761	14,805
Other	6,103	6,056	28,898	25,523
Total operating expenses	154,660	182,128	709,673	669,894
Income from operations	114,442	104,083	357,667	393,288
Interest and other income	834	1,042	2,589	3,873
Interest expense	(61,563)	(69,567)	(271,334)	(285,619)
Gain on investments	—	888	—	888
Gain on extinguishment of debt	448	—	1,029	—
Gain on sales of real estate assets	55,793	310	59,396	2,887
Equity in earnings (losses) of unconsolidated affiliates	1,916	422	6,138	(188)
Income tax (provision) benefit	(1,501)	1,365	269	6,417
Income from continuing operations	110,369	38,543	155,754	121,546
Operating income (loss) of discontinued operations	(373)	(119)	29,241	(23,755)
Gain (loss) on discontinued operations	(122)	349	(1)	379
Net income	109,874	38,773	184,994	98,170
Net income attributable to noncontrolling interests in:
Operating partnership	(20,398)	(6,026)	(25,841)	(11,018)
Other consolidated subsidiaries	(6,509)	(6,607)	(25,217)	(25,001)
Net income attributable to the Company	82,967	26,140	133,936	62,151
Preferred dividends	(10,594)	(9,874)	(42,376)	(32,619)
Net income attributable to common shareholders	$72,373	$16,266	$91,560	$29,532
Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.49	$0.12	$0.46	$0.34
Discontinued operations	—	—	0.16	(0.13)
Net income attributable to common shareholders	$0.49	$0.12	$0.62	$0.21
Weighted average common shares outstanding	148,364	139,376	148,289	138,375

Diluted earnings per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.49	$0.12	$0.46	$0.34
Discontinued operations	—	—	0.16	(0.13)
Net income attributable to common shareholders	$0.49	$0.12	$0.62	$0.21
Weighted average common and potential dilutive common shares outstanding	148,407	139,432	148,335	138,416

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$72,759	$16,098	$68,780	$46,557
Discontinued operations	(386)	168	22,780	(17,025)
Net income attributable to common shareholders	$72,373	$16,266	$91,560	$29,532

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

The Company's calculation of FFO allocable to its shareholders is as follows:
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010

Net income attributable to common shareholders	$72,373	$16,266	$91,560	$29,532
Noncontrolling interest in income of operating partnership	20,398	6,026	25,841	11,018
Depreciation and amortization expense of:
Consolidated properties	64,583	73,983	275,261	284,072
Unconsolidated affiliates	11,406	6,393	32,538	27,445
Discontinued operations	205	1,774	1,109	7,700
Non-real estate assets	(529)	(1,281)	(2,488)	(4,182)
Noncontrolling interests' share of depreciation and amortization	(403)	94	(919)	(605)
Loss on impairment of real estate, net of tax benefit	452	14,805	56,557	40,240
Gain on depreciable property	(54,357)	—	(56,763)	—
(Gain) loss on discontinued operations	122	(349)	1	(379)
Funds from operations of the operating partnership	114,250	117,711	422,697	394,841
Gain on extinguishment of debt from discontinued operations	—	—	(31,434)	—
Funds from operations of the operating partnership, as adjusted	$114,250	$117,711	$391,263	$394,841

Funds from operations per diluted share	$0.60	$0.62	$2.22	$2.08
Gain on extinguishment of debt from discontinued operations(1)	—	—	(0.17)	—
Funds from operations, as adjusted, per diluted share	$0.60	$0.62	$2.05	$2.08
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,424	190,101	190,380	190,043

Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	$114,250	$117,711	$422,697	$394,841
Percentage allocable to common shareholders (2)	77.93%	73.34%	77.91%	72.83%
Funds from operations allocable to common shareholders	$89,035	$86,329	$329,323	$287,563

Funds from operations of the operating partnership, as adjusted	$114,250	$117,711	$391,263	$394,841
Percentage allocable to common shareholders (2)	77.93%	73.34%	77.91%	72.83%
Funds from operations allocable to Company shareholders, as adjusted	$89,035	$86,329	$304,833	$287,563

(1) Diluted per share amounts presented for reconciliation purposes may differ from actual diluted per share amounts due to rounding.
(2) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 4.

(Continued)

SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$570	$238	$3,272	$2,815
Lease termination fees per share	$—	$—	$0.02	$0.01

Straight-line rental income	$1,650	$738	$5,387	$5,278
Straight-line rental income per share	$0.01	—	$0.03	$0.03

Gains on outparcel sales	$1,966	$410	$3,989	$3,015
Gains on outparcel sales per share	$0.01	$—	$0.02	$0.02

Net amortization of acquired above- and below-market leases	$24	$178	$2,107	$2,386
Net amortization of acquired above- and below-market leases per share	$—	$—	$0.01	$0.01

Net amortization of debt premiums (discounts)	$871	$925	$2,831	$5,134
Net amortization of debt premiums (discounts) per share	$—	$—	$0.01	$0.03

Income tax (provision) benefit	$(1,501)	$1,365	$269	$6,417
Income tax (provision) benefit per share	$(0.01)	$0.01	$—	$0.03

Loss on impairment of real estate from continuing operations	$—	$(14,805)	$(55,761)	$(14,805)
Loss on impairment of real estate from continuing operations per share	$—	$(0.08)	$(0.29)	$(0.08)

Loss on impairment of real estate from discontinued operations	$(729)	$—	$(2,968)	$(25,435)
Loss on impairment of real estate from discontinued operations per share	$—	$—	$(0.02)	$(0.13)

Gain on extinguishment of debt from discontinued operations	$—	$—	$31,434	$—
Gain on extinguishment of debt from discontinued operations per share	$—	$—	$0.17	$—

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010

Net income attributable to the Company	$82,967	$26,140	$133,936	$62,151

Adjustments:
Depreciation and amortization	64,583	73,983	275,261	284,072
Depreciation and amortization from unconsolidated affiliates	11,406	6,393	32,538	27,445
Depreciation and amortization from discontinued operations	205	1,774	1,109	7,700
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(403)	94	(919)	(605)
Interest expense	61,563	69,567	271,334	285,619
Interest expense from unconsolidated affiliates	11,236	6,472	32,891	27,861
Interest expense from discontinued operations	—	963	179	3,765
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(529)	(41)	(1,329)	(967)
Abandoned projects expense	43	(28)	94	392
Gain on sales of real estate assets	(55,793)	(310)	(59,396)	(2,887)
Gain on sales of real estate assets of unconsolidated affiliates	(118)	(129)	(1,445)	(128)
Gain on investments	—	(888)	—	(888)
Gain on extinguishment of debt	(448)	—	(1,029)	—
Gain on extinguishment of debt from discontinued operations	—	—	(31,434)	—
Writedown of mortgage notes receivable	—	—	1,900	—
Loss on impairment of real estate	—	14,805	55,761	14,805
Loss on impairment of real estate from discontinued operations	729	—	2,968	25,435
Income tax provision (benefit)	1,501	(1,365)	(269)	(6,417)
Net income attributable to noncontrolling interest in earnings of operating partnership	20,398	6,026	25,841	11,018
(Gain) loss on discontinued operations	122	(349)	1	(379)
Operating partnership's share of total NOI	197,462	203,107	737,992	737,992
General and administrative expenses	11,618	11,493	44,751	43,383
Management fees and non-property level revenues	(5,793)	(5,965)	(22,036)	(21,530)
Operating partnership's share of property NOI	203,287	208,635	760,707	759,845
Non-comparable NOI	(7,329)	(14,167)	(18,052)	(27,886)
Total same-center NOI	$195,958	$194,468	$742,655	$731,959
Total same-center NOI percentage change	0.8%		1.5%

Total same-center NOI	$195,958	$194,468	$742,655	$731,959
Less lease termination fees	(521)	(207)	(2,910)	(2,633)
Total same-center NOI, excluding lease termination fees	$195,437	$194,261	$739,745	$729,326

Malls	$176,047	$175,637	$666,572	$658,006
Associated centers	8,183	8,192	32,333	31,899
Community centers	4,422	4,246	17,559	15,967
Offices and other	6,785	6,186	23,281	23,454
Total same-center NOI, excluding lease termination fees	$195,437	$194,261	$739,745	$729,326

Percentage Change:
Malls	0.2%		1.3%
Associated centers	(0.1)%		1.4%
Community centers	4.1%		10%
Office and other	9.7%		(0.7)%
Total same-center NOI, excluding lease termination fees	0.6%		1.4%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	As of December 31, 2011
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,733,355	$756,000	$4,489,355
Noncontrolling interests' share of consolidated debt	(30,416)	(726)	(31,142)
Company's share of unconsolidated affiliates' debt	658,470	150,171	808,641
Company's share of consolidated and unconsolidated debt	$4,361,409	$905,445	$5,266,854
Weighted average interest rate	5.58%	2.47%	5.04%

	As of December 31, 2010
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,694,742	$1,515,005	$5,209,747
Noncontrolling interests' share of consolidated debt	(24,708)	(928)	(25,636)
Company's share of unconsolidated affiliates' debt	398,154	168,290	566,444
Company's share of consolidated and unconsolidated debt	$4,068,188	$1,682,367	$5,750,555
Weighted average interest rate	5.83%	2.77%	4.94%

Debt-To-Total-Market Capitalization Ratio as of December 31, 2011
(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,380	$15.70	$2,988,966
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
Total market equity			3,557,716
Company's share of total debt			5,266,854
Total market capitalization			$8,824,570
Debt-to-total-market capitalization ratio			59.7%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on December 30, 2011. The stock prices for the preferred stocks represent the liquidation preference of each respective series.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
2011:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	148,364	148,407	148,289	148,335
Weighted average operating partnership units	42,017	42,017	42,046	42,046
Weighted average shares- FFO	190,381	190,424	190,335	190,381

2010:
Weighted average shares - EPS	139,376	139,432	138,375	138,416
Weighted average operating partnership units	50,670	50,669	51,626	51,627
Weighted average shares- FFO	190,046	190,101	190,001	190,043

Dividend Payout Ratio

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Weighted average cash dividend per share	$0.21913	$0.22010	$0.88773	$0.90496
FFO per diluted, fully converted share	$0.60	$0.62	$2.22	$2.08
Dividend payout ratio	36.5%	35.5%	40%	43.5%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

Consolidated Balance Sheets
(Unaudited; in thousands, except share data)

	As of
	December 31, 2011	December 31, 2010
ASSETS
Real estate assets:
Land	$851,303	$928,025
Buildings and improvements	6,777,776	7,543,326
	7,629,079	8,471,351
Accumulated depreciation	(1,762,149)	(1,721,194)
	5,866,930	6,750,157
Held for sale	14,033	—
Developments in progress	124,707	139,980
Net investment in real estate assets	6,005,670	6,890,137
Cash and cash equivalents	56,092	50,896
Receivables:
Tenant, net of allowance for doubtful accounts of $1,760 and $3,167 in 2011 and 2010, respectively	74,160	77,989
Other, net of allowance for doubtful accounts of $1,397 in 2011	11,592	11,996
Mortgage and other notes receivable	34,239	30,519
Investments in unconsolidated affiliates	304,710	179,410
Intangible lease assets and other assets	232,965	265,607
	$6,719,428	$7,506,554

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$4,489,355	$5,209,747
Accounts payable and accrued liabilities	303,577	314,651
Total liabilities	4,792,932	5,524,398
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	32,271	34,379
Redeemable noncontrolling preferred joint venture interest	423,834	423,834
Total redeemable noncontrolling interests	456,105	458,213
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding	18	18
Common stock, $.01 par value, 350,000,000 shares authorized, 148,364,037 and 147,923,707 issued and outstanding in 2011 and 2010, respectively	1,484	1,479
Additional paid-in capital	1,657,927	1,657,507
Accumulated other comprehensive income	3,425	7,855
Dividends in excess of cumulative earnings	(399,581)	(366,526)
Total shareholders' equity	1,263,278	1,300,338
Noncontrolling interests	207,113	223,605
Total equity	1,470,391	1,523,943
	$6,719,428	$7,506,554

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
EBITDA:
Net income attributable to the Company	$82,967	$26,140	$133,936	$62,151

Adjustments:
Depreciation and amortization	64,583	73,983	275,261	284,072
Depreciation and amortization from unconsolidated affiliates	11,406	6,393	32,538	27,445
Depreciation and amortization from discontinued operations	205	1,774	1,109	7,700
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(403)	94	(919)	(605)
Interest expense	61,563	69,567	271,334	285,619
Interest expense from unconsolidated affiliates	11,236	6,472	32,891	27,861
Interest expense from discontinued operations	—	963	179	3,765
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(529)	(41)	(1,329)	(967)
Income and other taxes	1,619	(1,559)	650	(5,681)
Gain on investments		(888)		(888)
Gain on extinguishment of debt	(448)	—	(1,029)	—
Gain on extinguishment of debt from discontinued operations	—	—	(31,434)	—
Writedown of mortgage note receivable	—	—	1,900	—
Loss on impairment of real estate	—	14,805	55,761	14,805
Loss on impairment of real estate from discontinued operations	729	—	2,968	25,435
Abandoned projects	43	(28)	94	392
Net income attributable to noncontrolling interest in earnings of operating partnership	20,398	6,026	25,841	11,018
Gain on depreciable property	(54,357)	—	(56,763)	—
(Gain) loss on discontinued operations	122	(349)	1	(379)
Company's share of total EBITDA	$199,134	$203,352	$742,989	$741,743

Interest Expense:
Interest expense	$61,563	$69,567	$271,334	$285,619
Interest expense from unconsolidated affiliates	11,236	6,472	32,891	27,861
Interest expense from discontinued operations	—	963	179	3,765
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(529)	(41)	(1,329)	(967)
Company's share of total interest expense	$72,270	$76,961	$303,075	$316,278

Ratio of EBITDA to Interest Expense	2.76	2.64	2.45	2.35

(Continued)

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010

Company's share of total EBITDA	$199,134	$203,352	$742,989	$741,743
Interest expense	(61,563)	(69,567)	(271,334)	(285,619)
Interest expense from discontinued operations	—	(963)	(179)	(3,765)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	529	41	1,329	967
Income and other taxes	(1,619)	1,559	(650)	5,681
Net amortization of deferred financing costs and debt premiums (discounts)	2,096	2,060	10,239	7,193
Net amortization of deferred financing costs and debt premiums (discounts) from discontinued operations	—	135	—	221
Net amortization of intangible lease assets	273	97	(906)	(1,384)
Depreciation and interest expense from unconsolidated affiliates	(22,642)	(12,865)	(65,429)	(55,306)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	403	(94)	919	605
Noncontrolling interests in earnings of other consolidated subsidiaries	6,509	6,607	25,217	25,001
Gain on outparcel sales	(1,437)	(310)	(2,633)	(2,887)
Realized foreign currency loss	—	—	—	169
Realized loss on available for sale securities	—	114	22	114
Equity in (earnings) losses of unconsolidated affiliates	(1,916)	(422)	(6,138)	188
Distributions from unconsolidated affiliates	3,415	1,405	9,586	4,959
Income tax effect from share-based compensation	—	—	—	(1,815)
Share-based compensation expense	14	380	1,783	2,313
Provision for doubtful accounts	(259)	(59)	1,743	2,891
Change in deferred tax assets	(663)	(214)	(5,695)	2,031
Changes in operating assets and liabilities	1,427	8,697	976	(13,508)
Cash flows provided by operating activities	$123,701	$139,953	$441,839	$429,792

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

Schedule of Mortgage and Other Indebtedness
(Dollars in thousands )

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Operating Properties:
Ft. Smith, AR	Massard Crossing	Feb-12		7.54%	$5,318		$5,318	—
Vicksburg, MS	Pemberton Plaza	Feb-12		7.54%	1,817		1,817	—
Houston, TX	Willowbrook Plaza	Feb-12		7.54%	27,213		27,213	—
Statesboro, GA	Statesboro Crossing	Feb-12		1.3%	13,611		—	13,611
Colonial Heights, VA	Southpark Mall	May-12		7%	31,142		31,142	—
Asheboro, NC	Randolph Mall	Jul-12		6.5%	12,443		12,443	—
Douglasville, GA	Arbor Place	Jul-12		6.51%	64,615		64,615	—
Saginaw, MI	Fashion Square	Jul-12		6.51%	49,472		49,472	—
Louisville, KY	Jefferson Mall	Jul-12		6.51%	35,994		35,994	—
North Charleston, SC	Northwoods Mall	Jul-12		6.51%	51,534		51,534	—
Jackson, TN	Old Hickory Mall	Jul-12		6.51%	28,542		28,542	—
Racine, WI	Regency Mall	Jul-12		6.51%	28,225		28,225	—
Douglasville, GA	The Landing at Arbor Place	Jul-12		6.51%	7,294		7,294	—
Spartanburg, SC	WestGate Mall	Jul-12		6.5%	44,703		44,703	—
Chattanooga, TN	CBL Center	Aug-12		6.25%	12,843		12,843	—
Nashville, TN	RiverGate Mall	Sep-12		2.58%	87,500		—	87,500
Livonia, MI	Laurel Park Place	Dec-12		8.5%	45,218		45,218	—
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	109,912		109,912	—
Chattanooga, TN	CBL Center II	Feb-13		4.5%	9,078		—	9,078
Greensburg, PA	Westmoreland Mall	Mar-13		5.05%	66,344		66,344	—
Columbia, SC	Columbia Place	Sep-13		5.45%	27,349		27,349	—
St. Louis, MO	South County Center	Oct-13		4.96%	74,047		74,047	—
Joplin, MO	Northpark Mall	Mar-14		5.75%	34,966		34,966	—
Laredo, TX	Mall del Norte	Dec-14		5.04%	113,400		113,400	—
D'lberville, MS	The Promenade	Dec-14	Dec-16	1.97%	58,000		—	58,000
Rockford, IL	CherryVale Mall	Oct-15		5%	84,234		84,234	—
Brookfield, IL	Brookfield Square	Nov-15		5.08%	94,385		94,385	—
Madison, WI	East Towne Mall	Nov-15		5%	71,819		71,819	—
Madison, WI	West Towne Mall	Nov-15		5%	101,444		101,444	—
Bloomington, IL	Eastland Mall	Dec-15		5.85%	59,400		59,400	—
Decatur, IL	Hickory Point Mall	Dec-15		5.85%	30,228		30,228	—
Nashville, TN	CoolSprings Crossing	Apr-16		4.54%	13,320	(a)	13,320	—
Chattanooga, TN	Gunbarrel Pointe	Apr-16		4.64%	11,854	(b)	11,854	—
Janesville, WI	Janesville Mall	Apr-16		8.38%	6,623		6,623	—
Stroud, PA	Stroud Mall	Apr-16		4.59%	35,621	(c)	35,621	—
York, PA	York Galleria	Apr-16		4.55%	56,905	(d)	56,905	—
Akron, OH	Chapel Hill Mall	Aug-16		6.1%	71,329		71,329	—
Chesapeake, VA	Greenbrier Mall	Aug-16		5.91%	78,539		78,539	—

		Original Maturity	Optional Extended Maturity	Interest		Balance
Location	Property	Date	Date	Rate	Balance	Fixed	Variable
Chattanooga, TN	Hamilton Place	Aug-16		5.86%	108,038	108,038	—
Midland, MI	Midland Mall	Aug-16		6.1%	35,201	35,201	—
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	140,000	140,000	—
Fairview Heights, IL	St. Clair Square	Dec-16		3.19%	125,000	—	125,000
Southaven, MS	Southaven Towne Center	Jan-17		5.5%	42,598	42,598	—
Cary, NC	Cary Towne Center	Mar-17		8.5%	57,960	57,960	—
Charleston, SC	Citadel Mall	Apr-17		5.68%	70,112	70,112	—
Chattanooga, TN	Hamilton Corner	Apr-17		5.67%	15,885	15,885	—
Layton, UT	Layton Hills Mall	Apr-17		5.66%	100,200	100,200	—
Lafayette, LA	Mall of Acadiana	Apr-17		5.67%	140,199	140,199	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17		5.67%	41,388	41,388	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17		5.67%	20,975	20,975	—
Cincinnati, OH	EastGate Crossing	May-17		5.66%	15,608	15,608	—
Winston-Salem, NC	Hanes Mall	Oct-18		6.99%	158,288	158,288	—
Nashville, TN	Hickory Hollow Mall	Oct-18		6%	25,058	25,058	—
Nashville, TN	The Courtyard at Hickory Hollow	Oct-18		6%	1,448	1,448	—
Terre Haute, IN	Honey Creek Mall	Jul-19		8%	31,782	31,782	—
Daytona Beach, FL	Volusia Mall	Jul-19		8%	54,672	54,672	—
Chattanooga, TN	The Terrace	Jun-20		7.25%	14,467	14,467	—
Burnsville, MN	Burnsville Center	Jul-20		6%	80,880	80,880	—
Huntsville, AL	Parkway Place	Jul-20		6.5%	41,004	41,004	—
Roanoke, VA	Valley View Mall	Jul-20		6.5%	63,459	63,459	—
Beaumont, TX	Parkdale Mall & Crossing	Mar-21		5.85%	93,713	93,713	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	Mar-21		5.73%	60,000	60,000	—
Cincinnati, OH	EastGate Mall	Apr-21		5.83%	43,393	43,393	—
Chattanooga, TN	Hamilton Crossing & Expansion	Apr-21		5.99%	10,480	10,480	—
Little Rock, AR	Park Plaza Mall	Apr-21		5.28%	98,099	98,099	—
Wausau, WI	Wausau Center	Apr-21		5.85%	19,562	19,562	—
Lexington, KY	Fayette Mall	May-21		5.42%	182,931	182,931	—
St. Louis, MO	Mid Rivers Mall	May-21		5.88%	91,039	91,039	—
Burlington, NC	Alamance Crossing	Jul-21		5.83%	50,606	50,606	—
Asheville, NC	Asheville Mall	Sep-21		5.8%	77,663	77,663	—
Fayetteville, NC	Cross Creek Mall	Jan-22		4.54%	140,000	140,000	—
	SUBTOTAL				$4,007,989	$3,714,800	$293,189
Weighted average interest rate					5.34%	5.54%	2.72%

Debt Premiums (Discounts): (e)

Colonial Heights, VA	Southpark Mall	May-12		2.58%	$243	$243	—
Livonia, MI	Laurel Park Place	Dec-12		7.54%	1,342	1,342	—
Monroeville, PA	Monroeville Mall	Jan-13		5.83%	471	471	—
St. Louis, MO	South County Center	Oct-13		4.96%	(670)	(670)	—
Joplin, MO	Northpark Mall	Mar-14		6.51%	168	168	—
St. Louis, MO	Chesterfield Mall	Sep-16		4.96%	(1,263)	(1,263)	—
	SUBTOTAL				$291	$291	—

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,008,280		$3,715,091	$293,189
Weighted average interest rate					5.34%		5.54%	2.72%

Construction Loans:

Madison, MS	The Forum at Grandview - Land	Sep-12	Sep-13	3.78%	$2,023		—	$2,023
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.28%	10,200		—	10,200
Burlington, NC	Alamance West	Dec-13	Dec-15	3.28%	13,698		—	13,698
	SUBTOTAL			3.25%	$25,921		—	$25,921

Credit Facilities:
Secured credit facilities:
$105,000 capacity		Jun-13		3.02%	$15,000		—	$15,000
$525,000 capacity		Feb-14	Feb-15	3.04%	—		—	—
$520,000 capacity		Apr-14		3.05%	12,300		—	12,300
Total secured facilities				3.03%	27,300		—	27,300
Unsecured term facilities:
Starmount		Nov-12		1.4%	181,590		—	181,590
General		Apr-12	Apr-13	1.88%	228,000		—	228,000
Total term facilities				1.67%	409,590		—	409,590
	SUBTOTAL			1.75%	$436,890		—	$436,890

Other	Pearland Town Center				$18,264	(f)	$18,264	—

Total Consolidated Debt					$4,489,355		$3,733,355	$756,000
Weighted average interest rate					4.99%		5.54%	2.18%

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Port Orange, FL	The Pavilion at Port Orange	Mar-12		4.5%	$68,282		—	$68,282
York, PA	York Town Center	Mar-12		1.52%	19,716		—	19,716
Lee's Summit, MO	Summit Fair	Jul-12		5%	16,437	(g)	—	16,437
Greensboro, NC	Bank of America Building	Apr-13		5.33%	4,625		4,625	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	2,555		2,555	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	405		405	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	1,100		1,100	—
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	38,812		38,812	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	971		971	—
Durham, NC	Renaissance Center Phase II	Apr-13		5.22%	7,850		7,850	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	1,533		1,533	—
St. Louis, MO	West County Center	Apr-13		5.19%	72,758		72,758	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13		3.78%	42,487		—	42,487
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.75%	3,249		—	3,249
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	41,424	(h)	41,424	—
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	32,251		32,251	—
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	137,850		137,850	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	93,513		93,513	—
Durham, NC	Renaissance Center Phase I	Jul-16		5.61%	17,208		17,208	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	10,944		10,944	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	12,680		12,680	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.9%	20,942		20,942	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	7,127		7,127	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.6%	95,400		95,400	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.1%	2,845		2,845	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	55,568		55,568	—
	SUBTOTAL				$808,532		$658,361	$150,171

Debt Premiums (Discounts) - Unconsolidated:
St. Louis, MO	West County Center	Apr-13		5.85%	$109		$109	—

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center	8%		6.25%	$(1,028)		$(1,028)	—
Chattanooga, TN	CBL Center II	8%		4.5%	(726)		—	(726)
Chattanooga, TN	Hamilton Crossing & Expansion	8%		5.67%	(838)		(838)	—
Chattanooga, TN	The Terrace	8%		7.25%	(1,157)		(1,157)	—
Chattanooga, TN	Hamilton Corner	10%		5.68%	(1,589)		(1,589)	—
Chattanooga, TN	Hamilton Place	10%		5.99%	(10,804)		(10,804)	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	25%		5.73%	(15,000)		(15,000)	—
	SUBTOTAL				$(31,142)		$(30,416)	$(726)

Company's Share Of Consolidated And Unconsolidated Debt					$5,266,854		$4,361,409	$905,445
Weighted average interest rate					5.04%		5.58%	2.47%

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Total Debt of Unconsolidated Affiliates:
Port Orange, FL	The Pavilion at Port Orange	Mar-12		4.5%	$68,282		—	$68,282
York, PA	York Town Center	Mar-12		1.52%	39,433		—	39,433
Lee's Summit, MO	Summit Fair	Jul-12		5%	60,880		—	60,880
Greensboro, NC	Bank of America Building	Apr-13		5.33%	9,250		9,250	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	5,110		5,110	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	809		809	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	2,199		2,199	—
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	77,625		77,625	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	1,941		1,941	—
Durham, NC	Renaissance Center Phase II	Apr-13		5.22%	15,700		15,700	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	3,066		3,066	—
St. Louis, MO	West County Center	Apr-13		5.19%	145,515		145,515	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13		3.78%	42,487		—	42,487
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.75%	3,249		—	3,249
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	82,849	(h)	82,849	—
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	53,752		53,752	—
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	275,700		275,700	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	187,025		187,025	—
Durham, NC	Renaissance Center Phase I	Jul-16		5.61%	34,416		34,416	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	23,040		23,040	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	25,361		25,361	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.9%	41,883		41,883	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	14,253		14,253	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.6%	190,800		190,800	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.1%	5,690		5,690	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	111,136		111,136	—
					$1,521,451		$1,307,120	$214,331
Weighted average interest rate					5.25%		5.58%	4.05%

(a)
The Company has an interest rate swap on a notional amount of $13,320, amortizing to $11,313 over the term of the swap, related to CoolSprings Crossing to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(b)
The Company has an interest rate swap on a notional amount of $11,854, amortizing to $10,083 over the term of the swap, related to Gunbarrel Point to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(c)
The Company has an interest rate swap on a notional amount of $35,621, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(d)
The Company has an interest rate swap on a notional amount of $56,905, amortizing to $48,337 over the term of the swap, related to York Galleria Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(e)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.
(f)
Pearland Town Center is owned 88% by the Company and 12% by a noncontrolling partner. This amount represents the noncontrolling partner's equity contribution that is accounted for as a financing due to certain terms of the joint venture agreement.

(g)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is approximately $19,170.
(h)
Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

Schedule of Maturities of Mortgage and Other Indebtedness
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2012	$729,074	$104,435	$(1,028)	$832,481	15.81%
2013	531,753	176,345	(726)	707,372	13.43%
2014	189,130	41,424	—	230,554	4.37%
2015	455,208	263,614	—	718,822	13.65%
2016	740,430	28,152	(10,804)	757,778	14.39%
2017	504,925	138,994	(1,589)	642,330	12.2%
2018	184,794	55,568	—	240,362	4.56%
2019	86,454	—	—	86,454	1.64%
2020	199,810	—	(1,157)	198,653	3.77%
2021	727,486	—	(15,838)	711,648	13.51%
2022	140,000	—	—	140,000	2.66%
Face Amount of Debt	4,489,064	808,532	(31,142)	5,266,454	99.99%
Net Premiums on Debt	291	109	—	400	0.01%
Total	$4,489,355	$808,641	$(31,142)	$5,266,854	100%

Based on Original Maturity Dates:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2012	$959,097	$104,435	$(1,028)	$1,062,504	20.17%
2013	325,628	176,345	(726)	501,247	9.52%
2014	236,930	41,424	—	278,354	5.28%
2015	441,510	263,614	—	705,124	13.39%
2016	682,430	28,152	(10,804)	699,778	13.29%
2017	504,925	138,994	(1,589)	642,330	12.2%
2018	184,794	55,568	—	240,362	4.56%
2019	86,454	—	—	86,454	1.64%
2020	199,810	—	(1,157)	198,653	3.77%
2021	727,486	—	(15,838)	711,648	13.51%
2022	140,000	—	—	140,000	2.66%
Face Amount of Debt	4,489,064	808,532	(31,142)	5,266,454	99.99%
Net Premiums on Debt	291	109	—	400	0.01%
Total	$4,489,355	$808,641	$(31,142)	$5,266,854	100%

Debt Covenant Compliance Ratios

Covenant	Required	Actual	Compliance
Debt to Gross Asset Value	<65%	51.4%	Yes
Interest Coverage Ratio *	>1.75x	2.45x	Yes
Debt Service Coverage Ratio *	>1.50x	1.89x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	1,075,697	$37.74	$39.42	4.5%	$40.62	7.6%
Stabilized malls	1,029,493	38.40	40.21	4.7%	41.44	7.9%
New leases	165,865	44.07	50.62	15%	54.21	23%
Renewal leases	863,628	37.31	38.21	2.4%	38.98	4.5%

Year-to-Date:
All Property Types (1)	3,055,000	$36.05	$37.16	3.1%	$38.32	6.3%
Stabilized malls	2,840,969	37.24	38.40	3.1%	39.60	6.3%
New leases	655,968	40.46	46.40	14.7%	49.37	22%
Renewal leases	2,185,001	36.27	36.00	(0.7)%	36.66	1.1%

Total Leasing Activity

Square Feet

Quarter:
Total Leased	1,686,845
Operating Portfolio	1,665,117
Development Portfolio	21,728

Year-to-Date:
Total Leased	7,146,540
Operating Portfolio	6,819,360
Development Portfolio	327,180

Average Annual Base Rents Per Square Foot By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of December 31,
	2011	2010
Stabilized malls	$29.68	$29.36
Non-stabilized malls	23.92	25.64
Associated centers	11.65	12.04
Community centers	14.38	13.76
Other	17.68	18.14

(1) Includes stabilized malls, associated centers, community centers and other.
(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

Top 25 Tenants Based On Percentage Of Total Annualized Revenues

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	157	800,820	3.26%
2	Foot Locker, Inc.	173	669,063	2.51%
3	AE Outfitters Retail Company	84	496,381	2.27%
4	The Gap, Inc.	78	838,076	2%
5	Abercrombie & Fitch, Co.	86	586,775	1.94%
6	Signet Group plc (2)	112	201,107	1.92%
7	Dick's Sporting Goods, Inc.	22	1,272,738	1.65%
8	Genesco Inc. (3)	191	279,230	1.63%
9	Luxottica Group, S.P.A. (4)	134	297,360	1.51%
10	Zale Corporation	131	134,207	1.39%
11	Express Fashions	48	401,503	1.37%
12	Finish Line, Inc.	72	377,895	1.32%
13	JC Penney Company, Inc. (5)	74	8,529,870	1.31%
14	Aeropostale, Inc.	79	284,406	1.21%
15	Dress Barn, Inc. (6)	106	473,326	1.2%
16	New York & Company, Inc.	50	357,522	1.19%
17	Best Buy Co., Inc.	60	549,431	1.09%
18	Forever 21 Retail, Inc.	21	314,113	1.04%
19	The Buckle, Inc.	48	239,907	0.98%
20	Sun Capital Partners, Inc. (7)	53	643,668	0.97%
21	Pacific Sunwear of California	62	230,237	0.91%
22	The Children's Place Retail Stores, Inc.	56	239,634	0.88%
23	Claire's Stores, Inc.	116	137,624	0.88%
24	Barnes & Noble Inc.	19	700,266	0.86%
25	The Regis Corporation	147	177,086	0.86%
		2,179	19,232,245	36.15%

(1)    Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)    Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers
LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)    Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)    Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(5)    JC Penney Co., Inc. owns 36 of these stores.
(6)    Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)    Sun Capital Partners, Inc. operates Gordmans, Limited Stores, Fazoli's, Smokey Bones, Souper Salad and Bar Louie Restaurants.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

Capital Expenditures
(In thousands)

	Three Months	Twelve Months

Tenant allowances	$14,268	$46,403

Renovations	4,299	23,300

Deferred maintenance:
Parking lot and parking lot lighting	3,459	8,793
Roof repairs and replacements	584	3,312
Other capital expenditures	3,752	8,707
Total deferred maintenance expenditures	7,795	20,812

Total capital expenditures	$26,362	$90,515

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2011	2010
Quarter ended:
March 31,	$412	$212
June 30,	744	567
September 30,	721	929
December 31,	1,104	976
	$2,981	$2,684

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2011

Properties Opened During the Twelve Months Ended December 31, 2011
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Opening Date	Initial Yield
Community Center Expansion:
Settlers Ridge Phase II	Robinson Township, PA	86,144	$20,722	$20,722	Summer-11	9.8%

Community / Open-Air Center:
The Outlet Shoppes at Oklahoma City (a)	Oklahoma City, OK	324,565	$60,974	$63,175	August-11	10.6%

Mall Expansion:
Alamance West	Burlington, NC	236,438	$16,130	$17,180	Fall-11	11%

Mall Redevelopment:
Layton Hills Mall - Dick's Sporting Goods	Layton, UT	126,060	$7,001	$5,448	September-11	11.5%
Stroud Mall - Cinemark	Stroudsburg, PA	44,979	7,472	7,454	November-11	5.9%
		171,039	$14,473	$12,902

Total Properties Opened		818,186	$112,299	$113,979

Properties Under Development at December 31, 2011
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Expected Opening Date	Initial Yield
Community Center Expansions:
The Forum at Grandview - Phase II	Madison, MS	83,060	$16,826	$4,700	Summer - 12	7.6%
Waynesville Commons	Waynesville, NC	127,585	9,987	4,683	Fall - 12	10.6%
		210,645	$26,813	$9,383

Mall Redevelopments:
Foothills Mall/Plaza - Carmike	Maryville, TN	45,276	$8,337	$7,336	Spring-12	7.3%
Monroeville Mall - JC Penney / Cinemark	Pittsburgh, PA	464,792	26,178	7,714	Fall - 12 / Winter - 13	7.6%
		510,068	$34,515	$15,050

Total Under Development		720,713	$61,328	$24,433

(a) The Outlet Shoppes at Oklahoma City is a 75/25 joint venture. Total cost and cost to date are reflected at 100 percent.
(b) Total Cost is presented net of reimbursements to be received.
(c) Cost to Date does not reflect reimbursements until they are received.